Subsequent events	12 Months Ended
Jun. 30, 2025
Text block 1 [Abstract]
Subsequent events
33 Subsequent events
On 15 August 2025, the Group entered into a binding agreement for the divestment of the Carajás assets in Brazil to a wholly-owned subsidiary of CoreX Holding for total consideration of up to
US$
465
million. Subject to the satisfaction of customary closing conditions (including regulatory approvals), the transaction is expected to complete in early calendar year 2026. The Group does not expect a material income statement impact as a result of the divestment in FY2026.
Other than the matters outlined above or elsewhere in the Financial Statements, no matters or circumstances have arisen since the end of the financial year that have significantly affected, or may significantly affect, the operations, results of operations or state of affairs of the Group in subsequent accounting periods.